J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Market Expansion Index Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
(each, a series of JPMorgan Trust II)
(each a “Fund” and collectively the “Funds”)

Supplement dated December 1, 2009
to the Summary Prospectuses dated November 1, 2009

Effective January 1, 2010 (the “Effective Date”), the investment advisory business of JPMorgan Investment Advisors Inc. (“JPMIA”) will be transferred to J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMIM will become the investment adviser for the Funds indicated above subject to regulatory approval and receipt of a legal opinion that the proposed transaction will not result in an “assignment” of the investment advisory agreement with the Funds for purposes of the Investment Company Act of 1940, as amended. JPMIA and JPMIM are both wholly owned subsidiaries of JPMorgan Chase & Co. and the investment advisory businesses of JPMIA and JPMIM are being consolidated to achieve greater operational efficiency and simplify the organizational structure. On the Effective Date, all references to JPMIA in the summary prospectus for each of the Funds are hereby changed to reflect JPMIM as the investment adviser to these Funds. The appointment of JPMIM will not change the portfolio management team, investment strategies, investment advisory fees charged to the Funds or the terms of the investment advisory agreement (other than the identity of the adviser). Shareholder approval is not required for the change in investment adviser.

Effective immediately, the first paragraph of each summary prospectus is deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2009 as supplemented December 1, 2009, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-USEQ-1209